UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 11, 2012 (January 11, 2012)

KEATING CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-53504	26-2582882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5251 DTC Parkway, Suite 1100
Greenwood Village, CO  80111
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (720) 889-0139

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

Keating Capital, Inc. (the “Company”) will hold conference calls on January 11, 2012 at 4:00 PM (Mountain Time) and January 12, 2012 at 9:00 AM (Mountain Time) to review its investment thesis, strategy and focus.

A copy of the slides to be presented on these conference calls is attached as Exhibit 99.1. The Company also is attaching on a copy of its Statement Regarding Comments on Keating Capital’s Stock Price, which was read on the conference calls, as Exhibit 99.2. These Exhibits are incorporated herein by this reference.

Item 9.01     Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Not applicable.

Exhibit No.	Description

99.1	Slide Presentation for Investor Update Conference Call dated January 11, 2012

99.2	Statement Regarding Comments on Keating Capital’s Stock Price dated January 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2012	KEATING CAPITAL, INC.

	By:	/s/ Timothy J. Keating
Timothy J. Keating
President and Chief Executive Officer

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